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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 14, 2003




                         HARVEST NATURAL RESOURCES, INC.
             (Exact name of registrant as specified in its charter)




           Delaware                    1-10762                 77-0196707
 (State or other jurisdiction        (Commission              (IRS Employer
       of incorporation)             File Number)           Identification No.)



                      15835 Park Ten Place Drive, Suite 115
                              Houston, Texas 77084
          (Address, including zip code, of principal executive offices)


                                 (281) 579-6700
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On February 14, 2003, Harvest Natural Resources, Inc. issued a press release announcing that it has restarted production and sales of crude oil in Venezuela.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  EXHIBITS.

              99.1 Press Release dated February 14, 2003, announcing resumption of production and sales of crude oil in Venezuela.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        HARVEST NATURAL RESOURCES, INC.


                                        By: /s/ Kerry R. Brittain
                                            ------------------------------------
                                            Kerry R. Brittain
                                            Vice President, General Counsel and
Date: February 14, 2003                     Corporate Secretary






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                                INDEX TO EXHIBITS

Item
Number           Exhibit
------           -------

 99.1 Press Release dated February 14, 2003, announcing resumption of production and sales of crude oil in Venezuela.










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